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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                               SEPTEMBER 10, 2001


                          ----------------------------


                          GLOBAL ELECTION SYSTEMS INC.
               (Exact name of registrant as specified in charter)


                            BRITISH COLUMBIA, CANADA
                            ------------------------
         (State or other Jurisdiction of Incorporation or Organization)


               0-24725                                    85-0394190
               -------                                    ----------
      (Commission File Number)                 (IRS Employer Identification No.)

          1611 WILMETH ROAD
           MCKINNEY, TEXAS                                   75069
           ---------------                                   -----
(Address of Principal Executive Offices)                   (Zip Code)


                                 (972) 542-6000
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On September 10, 2001, the Registrant entered into a definitive agreement pursuant to which Diebold, Incorporated shall acquire the Registrant. The terms of the agreement provide that Diebold shall acquire all of the Registrant's outstanding shares of capital stock for a combination of cash (20%) and stock (80%) valued at US$1.135 per common share of Global Election, subject to a maximum of 0.03027 Diebold shares and a minimum of 0.02421 Diebold shares of each share of the Registrant's common stock on the stock portion of the transaction.

         Also on September 10, 2001, a press release was issued announcing that the Registrant had entered into the definitive agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS.

   Exhibit 4.5 Common Share Option Agreement, dated September 10, 2001, issued to Diebold, Incorporated.

   Exhibit 10.16 Arrangement Agreement, dated September 10, 2001, by and between Global Election Systems Inc. and Diebold, Incorporated.

   Exhibit 99.1       Press Release, dated September 10, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GLOBAL ELECTION SYSTEMS INC.


                                       By: /s/ BRIAN W. COURTNEY
                                           -------------------------------------
                                           Brian W. Courtney
                                           Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                DESCRIPTION
------                -----------
   Exhibit 4.5        Common Share Option Agreement, dated September 10, 2001,
                      issued to Diebold, Incorporated.

   Exhibit 10.16 Arrangement Agreement, dated September 10, 2001, by and between Global Election Systems Inc. and Diebold,
                      Incorporated.

   Exhibit 99.1       Press Release, dated September 10, 2001.